Financial Supplement

For the Third Quarter of Fiscal Year 2011 ending December 31, 2010

PSS World Medical, Inc.
As of December 31, 2010
Current Fiscal Year
(in thousands, except per share data)

	Fiscal 2011
	Q1	Q2	Q3	YTD

Net sales	$478,856	$496,188	$510,087	$1,485,132
Cost of goods sold	331,010	339,063	352,192	1,022,265
Gross profit	147,846	157,125	157,895	462,866
General & administrative expenses	89,986	87,399	88,860	266,244
Selling expenses	32,610	34,298	34,330	101,237
Income from operations	25,250	35,429	34,706	95,385
Interest expense	(4,137)	(4,226)	(4,243)	(12,606)
Interest & investment income	66	46	33	145
Other income	544	412	852	1,808
Income from operations before income taxes	21,723	31,661	31,348	84,732
Provision for income taxes	7,892	12,016	11,757	31,665
Net income	13,831	19,644	19,592	53,067
Net income attributable to noncontrolling interest	78	87	42	208
Net income attributable to PSS World Medical, Inc.	$13,753	$19,557	$19,549	$52,859

Earnings per share - Basic:
Net income attributable to PSS World Medical, Inc.	$0.25	$0.36	$0.36	$0.96

Earnings per share - Diluted:
Net income attributable to PSS World Medical, Inc.	$0.24	$0.35	$0.35	$0.94

WASO - Basic	56,093	54,985	54,357	55,145
WASO - Diluted	57,924	55,887	55,567	56,461

Net sales by segment:
Physician Business	$327,403	$343,403	$357,298	$1,028,104
Elder Care Business	151,202	152,173	152,263	455,639
Corporate Shared Services	251	612	526	1,389
	$478,856	$496,188	$510,087	$1,485,132

Billing days:	64	63	61	188

Net sales per billing day:
Physician Business	$5,116	$5,451	$5,857	$5,469
Elder Care Business	2,363	2,415	2,496	2,424
Corporate Shared Services	4	10	9	7
	$7,482	$7,876	$8,362	$7,900

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 31, 2010
(in thousands, except per share data)

	Fiscal 2008					Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total

Net sales	$438,910	$457,930	$465,208	$493,744	$1,855,791	$472,215	$491,603	$519,145	$469,728	$1,952,691	$493,554	$561,976	$502,764	$496,877	$2,055,171
Cost of goods sold	311,227	325,390	330,215	347,289	1,314,120	333,283	344,347	364,282	328,868	1,370,781	347,581	389,404	348,064	342,427	1,427,476
Gross profit	127,683	132,540	134,993	146,455	541,672	138,931	147,255	154,863	140,860	581,910	145,974	172,571	154,700	154,449	627,695
General and administrative expenses	83,638	77,353	79,408	83,725	324,124	89,634	90,689	89,426	82,728	352,478	91,638	97,208	89,439	92,586	370,871
Selling expenses	29,551	30,763	31,509	33,473	125,295	31,266	32,161	33,721	31,356	128,505	32,687	36,728	33,249	33,178	135,842
Income from operations	14,494	24,425	24,077	29,257	92,253	18,031	24,405	31,715	26,776	100,927	21,649	38,635	32,012	28,685	120,981
Interest expense	(2,764)	(2,956)	(3,247)	(3,529)	(12,495)	(3,203)	(5,300)	(7,409)	(6,247)	(22,159)	(4,261)	(4,532)	(4,214)	(4,288)	(17,295)
Interest and investment income	528	114	26	23	691	122	842	1,034	305	2,304	134	95	117	30	376
Other income	544	546	833	5,361	7,284	608	520	877	638	2,643	3,995	452	741	879	6,068
Income from ops before income taxes	12,802	22,129	21,690	31,112	87,732	15,559	20,467	26,218	21,472	83,716	21,517	34,650	28,657	25,306	110,130
Provision for income taxes	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229	8,213	12,964	10,736	8,854	40,768
Net income	7,792	13,578	13,249	18,515	53,133	9,372	12,363	15,989	13,763	51,486	13,304	21,686	17,921	16,452	69,363
Net income attributable to noncontrolling interest	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net income attributable PSS World Medical, Inc.	$7,792	$13,578	$13,249	$18,515	$53,133	$9,372	$12,363	$15,989	$13,763	$51,486	$13,304	$21,686	$17,921	$16,452	$69,363

Earnings per share - Basic:
Net income attributable PSS World Medical, Inc.	$0.12	$0.21	$0.21	$0.30	$0.82	$0.15	$0.21	$0.27	$0.23	$0.86	$0.23	$0.37	$0.31	$0.29	$1.20

Earnings per share - Diluted:
Net income attributable PSS World Medical, Inc.	$0.11	$0.20	$0.20	$0.29	$0.80	$0.15	$0.20	$0.27	$0.23	$0.85	$0.23	$0.37	$0.30	$0.28	$1.18

WASO - Basic	66,793	65,806	63,999	62,213	64,703	61,003	59,941	59,481	59,307	59,937	58,380	58,566	58,522	56,627	58,029
WASO - Diluted	68,765	67,067	65,756	63,152	66,184	61,723	60,921	60,322	59,801	60,696	58,859	59,390	59,390	58,115	58,943

Net Sales by Segment:
Physician Business	$306,245	$320,171	$326,520	$355,749	$1,308,685	$331,386	$341,761	$357,269	$326,966	$1,357,382	$342,292	$398,531	$352,961	$344,039	$1,437,823
Elder Care Business	132,664	137,759	138,688	137,995	547,106	140,406	149,485	161,874	142,743	594,509	150,381	162,970	149,400	152,187	614,937
Corporate Shared Services	-	-	-	-	-	423	356	2	19	800	882	475	403	651	2,411
	$438,910	$457,930	$465,208	$493,744	$1,855,791	$472,215	$491,603	$519,145	$469,728	$1,952,691	$493,554	$561,976	$502,764	$496,877	$2,055,171

Billing Days:	64	63	62	64	253	64	63	66	60	253	64	68	61	65	258

Net Sales Per Billing Day:
Physician Business	$4,785	$5,082	$5,266	$5,559	$5,173	$5,178	$5,425	$5,413	$5,449	$5,365	$5,348	$5,861	$5,786	$5,293	$5,573
Elder Care Business	2,073	2,187	2,237	2,156	2,162	2,194	2,373	2,453	2,379	2,350	2,350	2,397	2,449	2,341	2,383
Corporate Shared Services	-	-	-	-	-	7	6	-	-	3	14	7	7	10	9
	$6,858	$7,269	$7,503	$7,715	$7,335	$7,378	$7,803	$7,866	$7,829	$7,718	$7,712	$8,264	$8,242	$7,644	$7,966

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
As of December 31, 2010
SelectTM Net Sales
(in thousands)

	Fiscal 2011					Fiscal 2010
	Q1	Q2	Q3	Q4	YTD	Q1	Q2	Q3	Q4	YTD

Consolidated Select Sales	$ 80,555	$ 82,152	$ 84,551	-	$ 247,259	$ 77,842	$ 86,368	$ 78,449	$ 80,943	$ 323,602

	Fiscal 2006		Fiscal 2007		Fiscal 2008		Fiscal 2009		Fiscal 2010

Consolidated Select Sales	$157,296		$185,844		$234,810		$281,536		$323,602

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Segment Information
As of December 31, 2010
(in thousands)

	Three Months Ended		Nine Months Ended
	December 31, 2010	January 1, 2010	December 31, 2010	January 1, 2010

NET SALES:
Physician Business	$357,298	$352,961	$1,028,104	$1,093,784
Elder Care Business	152,263	149,400	455,639	462,751
Corporate Shared Services	526	403	1,389	1,759
Total net sales	$510,087	$502,764	$1,485,132	$1,558,294

BILLING DAYS:	61	61	188	193

NET SALES PER BILLING DAY:
Physician Business	$5,857	$5,786	$5,469	$5,667
Elder Care Business	2,496	2,449	2,424	2,398
Corporate Shared Services	9	7	7	9
Total net sales per billing day	$8,362	$8,242	$7,900	$8,074

INCOME FROM OPERATIONS:
Physician Business	$34,908	$35,500	$99,661	$106,764
Elder Care Business	10,311	9,840	26,999	28,595
Corporate Shared Services	(10,514)	(13,328)	(31,276)	(43,063)
Total income from operations	$34,706	$32,012	$95,385	$92,296

DEPRECIATION:
Physician Business	$2,360	$2,006	$6,821	$5,916
Elder Care Business	1,256	1,229	3,724	3,758
Corporate Shared Services	2,644	2,322	7,757	6,385
Total depreciation	$6,260	$5,558	$18,301	$16,059

AMORTIZATION OF INTANGIBLE
AND OTHER ASSETS:
Physician Business	$765	$570	$1,876	$1,762
Elder Care Business	644	603	2,161	1,688
Corporate Shared Services	175	62	491	226
Total amortization of intangible and other assets	$1,584	$1,235	$4,528	$3,676

PROVISION FOR DOUBTFUL ACCOUNTS:
Physician Business	$776	$687	$1,654	$1,955
Elder Care Business	158	244	94	1,437
Total provision for doubtful accounts	$934	$932	$1,748	$3,393

INTEREST EXPENSE:
Total interest expense	$4,243	$4,214	$12,606	$13,007

INTEREST AND INVESTMENT INCOME:
Elder Care Business	$12	$54	$63	$67
Corporate Shared Services	21	63	82	279
Total interest and investment income	$33	$117	$145	$346

PROVISION (BENEFIT) FOR INCOME TAXES:
Physician Business	$12,667	$12,808	$36,343	$38,893
Elder Care Business	3,120	2,875	7,900	8,405
Corporate Shared Services	(4,030)	(4,947)	(12,578)	(15,384)
Total provision for income taxes	$11,757	$10,736	$31,665	$31,913

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Current Fiscal Year Balance Sheet
(in thousands)

Consolidated

	As of
ASSETS	July 2, 2010	October 1, 2010	December 31, 2010

Cash	$59,081	$22,949	$36,912
Accounts receivable, net	222,544	232,014	239,082
Inventory, net	217,500	220,846	240,211
Prepaid expenses	6,258	7,283	5,508
Other current assets	36,596	53,209	44,974
Total current assets	541,979	536,301	566,687

Property and equipment, net	103,737	101,269	101,958
Goodwill	124,281	128,745	131,364
Intangibles, net	25,242	26,440	30,657
Other long-term assets	77,488	84,933	91,881

Total assets	$872,727	$877,688	$922,547

LIABILITIES & EQUITY

Accounts payable	$125,155	$137,431	$149,698
Accrued expenses	37,830	33,804	40,075
Current portion of long term debt	796	791	821
Revolving line of credit	394	506	312
Other	25,576	26,574	24,346
Total current liabilities	189,751	199,107	215,252

Long-term debt	189,746	191,667	193,645
Other non-current liabilities	77,748	86,420	92,940

Total liabilities	457,245	477,193	501,837

Total PSS World Medical, Inc. shareholders' equity	412,344	397,270	417,082
Noncontrolling interest	3,138	3,225	3,628
Total equity	415,482	400,495	420,710

Total liabilities and equity	$872,727	$877,688	$922,547

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Balance Sheet Trend
(in thousands)

Consolidated

	Fiscal 2008				Fiscal 2009				Fiscal 2010
ASSETS	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10

Cash	$23,954	$17,041	$15,031	$21,122	$29,840	$226,055	$214,709	$82,031	$129,631	$130,089	$114,056	$52,751
Investment in available for sale securities	-	-	-	-	-	-	-	10,592	-	-	-	-
Accounts receivable, net	222,699	232,282	224,282	237,248	227,661	240,806	232,894	230,361	230,391	257,968	233,602	227,888
Inventory, net	187,499	188,087	214,256	190,846	192,707	199,337	239,940	207,593	196,160	212,813	230,725	218,911
Deferred tax assets	8,987	9,319	9,175	8,183	6,805	-	-	8,059	8,250	5,602	11,986	15,629
Other current assets	34,347	27,895	31,658	48,744	26,157	22,163	23,229	23,819	24,385	30,854	33,980	26,485
Total current assets	477,486	474,624	494,403	506,142	483,170	688,361	710,772	562,456	588,817	637,326	624,349	541,664

Property and equipment, net	90,213	90,208	90,781	91,584	92,803	96,849	97,113	101,205	103,552	105,499	106,956	105,220
Goodwill	110,993	110,727	110,868	110,679	112,320	112,392	112,717	112,768	114,255	115,280	120,828	121,772
Intangibles, net	30,280	28,991	27,669	26,305	25,738	24,345	23,102	22,958	22,442	21,604	25,289	24,548
Investment in available for sale securities	24,232	46,147	50,206	11,318	14,231	16,725	15,333	-	-	-	-	-
Other long-term assets	69,481	67,195	67,921	67,209	67,598	83,055	70,549	59,238	65,065	73,819	77,748	78,862

Total assets	$802,685	$817,891	$841,849	$813,236	$795,860	$1,021,726	$1,029,587	$858,624	$894,131	$953,528	$955,170	$872,066

	Fiscal 2008				Fiscal 2009				Fiscal 2010
LIABILITIES & EQUITY	Jun-07	Sep-07	Dec-07	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09	Dec-09	Mar-10

Accounts payable	$144,572	$149,827	$161,728	$135,930	$128,656	$149,674	$155,133	$127,300	$133,781	$156,966	$137,676	$123,970
Accrued expenses	33,190	33,275	34,350	46,056	38,055	50,816	43,170	52,718	46,196	43,248	48,051	50,253
Current portion of long-term debt	2,132	32,129	33,660	214,732	196,116	198,022	199,606	50,937	50,953	50,970	56,321	881
Deferred tax liabilities, current	-	-	-	-	-	6,619	4,492	-	-	-	-	-
Other current liabilities	15,267	15,000	15,846	11,969	8,102	8,723	9,160	7,956	12,882	13,653	13,122	10,954
Total current liabilities	195,161	230,230	245,584	408,687	370,928	413,855	411,560	238,910	243,812	264,837	255,169	186,058

Long-term debt	139,657	141,091	143,020	725	706	177,650	179,395	180,965	182,654	184,530	186,153	187,941
Other long-term liabilities	70,413	68,190	69,976	64,473	68,975	64,763	56,503	60,719	70,323	79,896	86,674	90,053

Total liabilities	405,231	439,512	458,580	473,885	440,610	656,268	647,459	480,594	496,789	529,263	527,996	464,052

Total PSS World Med. shareholders' equity	397,454	378,379	383,269	339,351	355,250	365,458	382,127	378,030	397,342	424,265	427,174	408,014
Noncontrolling interest	-	-	-	-	-	-	-	-	-	-	-	-
Total equity	397,454	378,379	383,269	339,351	355,250	365,458	382,127	378,030	397,342	424,265	427,174	408,014

Total liabilities & equity	$802,685	$817,891	$841,849	$813,236	$795,860	$1,021,726	$1,029,587	$858,624	$894,131	$953,528	$955,170	$872,066

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Unaudited Operating Highlights
Current Fiscal Year
(in millions)

	Three Months Ended		Nine Months Ended
	December 31, 2010	January 1, 2010	December 31, 2010	January 1, 2010

Net sales:
Physician Business	$357.3	$353.0	$1,028.1	$1,093.8
Elder Care Business	152.3	149.4	455.6	462.8
Corporate Shared Services	0.5	0.4	1.4	1.8
Total net sales	$510.1	$502.8	$1,485.1	$1,558.3

Income from operations:
Physician Business	$34.9	$35.5	$99.7	$106.8
Elder Care Business	10.3	9.8	27.0	28.6
Corporate Shared Services	(10.5)	(13.3)	(31.3)	(43.1)
Total income from operations	$34.7	$32.0	$95.4	$92.3

EBITDA (a)	$43.4	$39.5	$120.0	$117.2

Income from operations, as a percentage of net sales	6.8%	6.4%	6.4%	5.9%

Consolidated Return on Committed Capital ("ROCC") (b)	35.7%	33.9%	33.3%	33.7%

Billing Days	61	61	188	193

Net Sales Per Billing Day (in thousands):
Physician Business	$5,857	$5,786	$5,469	$5,667
Elder Care Business	2,496	2,449	2,424	2,398
Corporate Shared Services	9	7	7	9
Total Net Sales Per Billing Day	$8,362	$8,242	$7,900	$8,074

Net Sales Per Billing Day Growth Rate:
Physician Business	1.2%		(3.5%)
Elder Care Business	1.9%		1.1%
Total Net Sales Per Billing Day Growth Rate	1.5%		(2.2%)

			Annualized
			December 31, 2010	January 1, 2010
DSO (c)
Physician Business			39.1	38.7
Elder Care Business			48.2	49.9
DOH (d)
Physician Business			58.3	56.1
Elder Care Business			62.5	53.7
DIP (e)
Physician Business			39.3	39.6
Elder Care Business			22.8	23.2
Cash Conversion Days (f)
Physician Business			58.1	55.2
Elder Care Business			87.8	80.4

			As of
			December 31, 2010	January 1, 2010
Operational working capital (g)			$329.6	$326.7

Net debt:
Convertible senior notes			$193.4	$185.1
Bank debt			0.3	55.4
Other debt			1.1	2.1
Less: Cash and cash equivalents			(36.9)	(114.1)
Net debt			$157.9	$128.4

Numbers may not foot due to rounding differences

PSS WORLD MEDICAL, INC.
Non-GAAP Reconciliations

Physician Business daily net sales impact from H1N1-related product sales
(in millions)

	For the Three Months Ended
	December 31, 2010		January 1, 2010		Average Daily Net Sales Percent Change
	Net Sales	Average Daily Net Sales	Net Sales	Average Daily Net Sales

Physician Business	$357.3	$5.9	$353.0	$5.8	1.2%
Less: Impact of H1N1-related product sales(h)	-	-	(20.3)	(0.3)	N/A
Physician Business adjusted for H1N1-related product sales	$357.3	$5.9	$332.7	$5.5	7.4%

	For the Nine Months Ended
	December 31, 2010		January 1, 2010		Average Daily Net Sales Percent Change
	Net Sales	Average Daily Net Sales	Net Sales	Average Daily Net Sales

Physician Business	$1,028.1	$5.5	$1,093.8	$5.7	-3.5%
Less: Impact of H1N1-related product sales(h)	-	-	(52.5)	(0.3)	N/A
Physician Business adjusted for H1N1-related product sales	$1,028.1	$5.5	$1,041.3	$5.4	1.4%

Sequential same day sales growth
(in millions)

	For the Three Months Ended
	December 31, 2010		October 1, 2010		Average Daily Net Sales Percent Change
	Net Sales	Average Daily Net Sales	Net Sales	Average Daily Net Sales

Physician Business	$357.3	$5.9	$343.4	$5.5	7.5%
Elder Care Business	152.3	2.5	152.2	2.4	3.3%
Corporate Shared Services	0.5	-	0.6	-
Consolidated	$510.1	$8.4	$496.2	$7.9	6.2%

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
Selling Days Calendar FY10-FY12

FY2010		FY2011		FY2012
Closing	Selling	Closing	Selling	Closing	Selling
Date	Days	Date	Days	Date	Days	Notes
24-Apr	20	30-Apr	20	29-Apr	20	A
29-May	24	28-May	20	27-May	20	A
26-Jun	20	2-Jul	24	1-Jul	24	B
Q1	64		64		64
31-Jul	24	30-Jul	19	29-Jul	19	A
28-Aug	20	27-Aug	20	26-Aug	20	A
2-Oct	24	1-Oct	24	30-Sep	24	B
Q2	68		63		63
30-Oct	20	29-Oct	20	28-Oct	20	A
27-Nov	18	26-Nov	18	25-Nov	18	A
1-Jan	23	31-Dec	23	30-Dec	24	B
Q3	61		61		62
29-Jan	20	28-Jan	20	27-Jan	19	A
26-Feb	20	25-Feb	20	24-Feb	20	A
2-Apr	25	1-Apr	25	30-Mar	25	B
Q4	65		65		64
Total	258		253		253

A	Closing date is the last Friday of the month (for non-quarter end months).

B	"Selling Days" defines closing date as the Friday closest to month end
	based on business days only (for quarter end months only).

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
EBITDA Calculation
Current Fiscal Year
(in thousands)

	Fiscal 2011
	Q1	Q2	Q3	YTD

Net Income	$13,831	$19,644	$19,592	$53,067
Plus: Interest expense	4,137	4,226	4,243	12,606
Less: Interest and investment income	(66)	(46)	(33)	(145)
Plus: Provision for income taxes	7,892	12,016	11,757	31,665
Plus: Depreciation	5,942	6,100	6,260	18,301
Plus: Amortization of intangible assets	1,444	1,501	1,584	4,528
EBITDA	$33,179	$43,441	$43,402	$120,022

Numbers may not foot due to rounding differences

PSS World Medical, Inc.
EBITDA Calculation
(in thousands)

	Fiscal 2008					Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	Total FY 2008	Q1	Q2	Q3	Q4	Total FY 2009	Q1	Q2	Q3	Q4	Total FY 2010

Net income	$7,792	$13,578	$13,249	$18,515	$53,133	$9,372	$12,363	$15,989	$13,763	$51,486	$13,304	$21,686	$17,921	$16,452	$69,363

Plus: Interest expense	2,764	2,956	3,247	3,529	12,495	3,203	5,300	7,409	6,247	22,159	4,261	4,532	4,214	4,288	17,295
Less: Interest and investment income	(528)	(114)	(26)	(23)	(691)	(122)	(842)	(1,034)	(305)	(2,304)	(134)	(95)	(117)	(30)	(376)
Plus: Provision for income taxes	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229	8,213	12,964	10,736	8,854	40,768
Plus: Depreciation	4,632	4,796	4,710	4,719	18,858	4,830	4,912	5,116	5,144	20,002	5,245	5,256	5,558	5,881	21,940
Plus: Amortization of intanhible assets	1,458	1,406	1,362	1,360	5,586	1,344	1,553	1,264	1,328	5,489	1,252	1,190	1,235	1,444	5,121
EBITDA	$21,128	$31,172	$30,983	$40,697	$123,980	$24,813	$31,390	$38,973	$33,886	$129,062	$32,140	$45,533	$39,547	$36,890	$154,110

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PSS World Medical, Inc.
Return on Committed Capital (ROCC)
Current Fiscal Year
(in thousands)

	Fiscal 2011
	Q1	Q2	Q3
Consolidated Return on Committed Capital:
Quarterly Average Committed Capital (1)	$397,789	$406,570	$415,941

Committed Capital - Current Quarter	397,814	415,325	416,556
Committed Capital - Previous Quarter	397,765	397,814	415,325

Return on Committed Capital - Quarterly (2)	27.4%	36.7%	35.7%

Return:
Net income	13,831	19,644	19,592

Add:
Provision for income taxes	7,892	12,016	11,757
Interest expense	4,137	4,226	4,243
Amortization	1,444	1,501	1,584
Interest and investment income	(66)	(46)	(33)
	$27,238	$37,341	$37,142

Committed Capital:
Total assets	$872,727	$877,688	$922,547
Less assets excluded:
Cash	(59,081)	(22,949)	(36,912)
Goodwill and intangibles, net	(149,523)	(155,185)	(162,020)

Total liabilities	(457,246)	(477,193)	(501,837)
Plus liabilities excluded:
Current debt	1,190	1,297	1,133
Long-term debt	189,746	191,667	193,645
	$397,814	$415,325	$416,556

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Return on Committed Capital equals Return divided by Committed Capital. Quarterly calculations are annualized.

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PSS World Medical, Inc.
Return on Committed Capital (ROCC)
(in thousands)

	Fiscal 2008					Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	Total FY 2008	Q1	Q2	Q3	Q4	Total FY 2009	Q1	Q2	Q3	Q4	Total FY 2010
Consolidated Return on Committed Capital:
Quarterly Average Committed Capital (1)	$359,807	$384,428	$400,611	$401,541		$390,439	$381,257	$394,469	$401,387		$378,397	$378,706	$401,134	$403,620
Annual Average Committed Capital (2)					$371,150					$394,438					$394,969

Committed Capital - Current Quarter	374,016	394,840	406,381	396,702		384,175	378,339	410,600	392,174		364,619	392,792	409,475	397,765
Committed Capital - Previous Quarter	345,597	374,016	394,840	406,381		396,702	384,175	378,339	410,600		392,174	364,619	392,792	409,475
Committed Capital - Current Year End					396,702					392,174					397,765
Committed Capital - Previous Year End					345,597					396,702					392,174

Return on Committed Capital - Quarterly (3)	18.3%	27.4%	26.2%	35.8%		20.5%	27.8%	34.3%	28.6%		28.4%	42.5%	33.9%	30.7%
Return on Committed Capital - Annual					28.3%					27.6%					33.5%

Return:
Income from continuing operations before extraordinary loss	$7,792	$13,578	$13,249	$18,515	$53,133	$9,372	$12,363	$15,989	$13,763	$51,486	$13,304	$21,686	$17,921	$16,452	$69,363

Add:
Provision for income taxes	5,010	8,551	8,441	12,597	34,599	6,187	8,104	10,230	7,709	32,229	8,213	12,964	10,736	8,854	40,768
Interest expense	2,764	2,956	3,247	3,529	12,495	3,203	5,300	7,409	6,247	22,159	4,261	4,532	4,214	4,288	17,295
Amortization	1,458	1,406	1,362	1,360	5,586	1,344	1,553	1,264	1,328	5,489	1,252	1,190	1,235	1,444	5,121
Interest and investment income	(528)	(114)	(26)	(23)	(691)	(122)	(842)	(1,034)	(305)	(2,304)	(134)	(95)	(117)	(30)	(376)

	$16,496	$26,377	$26,273	$35,978	$105,123	$19,983	$26,478	$33,856	$28,742	$109,059	$26,895	$40,277	$33,989	$31,009	$132,170

Committed Capital:
Total assets	$802,685	$817,891	$841,849	$813,236	$813,236	$795,860	$1,021,726	$1,029,586	$858,624	$858,624	$894,131	$953,528	$955,170	$872,065	$872,065
Less assets excluded:
Cash	(23,954)	(17,041)	(15,031)	(21,122)	(21,122)	(29,840)	(226,055)	(214,709)	(82,031)	(82,031)	(129,631)	(130,089)	(114,056)	(52,751)	(52,751)
Goodwill and intangibles, net	(141,273)	(139,718)	(138,537)	(136,984)	(136,984)	(138,058)	(136,736)	(135,820)	(135,726)	(135,726)	(136,696)	(136,884)	(146,117)	(146,320)	(146,320)

Total liabilities	(405,231)	(439,512)	(458,580)	(473,885)	(473,885)	(440,610)	(656,268)	(647,459)	(480,594)	(480,594)	(496,792)	(529,263)	(527,996)	(464,052)	(464,052)
Plus liabilities excluded:
Current debt	2,132	32,129	33,660	214,732	214,732	196,116	198,022	199,606	50,937	50,937	50,953	50,970	56,321	881	881
Long-term debt	139,657	141,091	143,020	725	725	706	177,650	179,395	180,965	180,965	182,654	184,530	186,153	187,941	187,941
	$374,016	$394,840	$406,381	$396,702	$396,702	$384,175	$378,339	$410,600	$392,174	$392,174	$364,619	$392,792	$409,475	$397,765	$397,765

(1)	Quarterly Average Committed Capital equals the sum of the committed capital of the most recent two quarters, divided by two.
(2)	Annual Average Committed Capital equals the sum of the committed capital of the most recent two year ends, divided by two.
(3)	Return on Committed Capital equals return divided by committed capital. Quarterly calculations are annualized.

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PSS WORLD MEDICAL, INC.
Footnotes

(a)
EBITDA represents net income plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management review EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)
ROCC equals return divided by average committed capital. Return is annualized for quarterly and year to date calculations. Management review ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)
DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360.

(d)
DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.

(h)	“H1N1-related product sales” represents increased sales in influenza test kits, surgical masks, medical gloves, hand sanitizers and other products related to the swine flu pandemic.